UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2013

NEPHROS, INC.
(Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

001-32288	13-3971809
(Commission File Number)	(IRS Employer ID Number)

41 Grand Avenue, River Edge, New Jersey	07661
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (201) 343-5202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 4, 2013, we issued a senior secured note to Lambda Investors LLC in the principal amount of $1.3 million.  We expect that the proceeds from the note will allow us to fund our operations through May 2013.

The note bears interest at the rate of 12% per annum and matures on August 4, 2013, at which time all principal and accrued interest will be due.  However, we have agreed to prepay amounts due under the note with the cash proceeds from (a) a rights offering and an offering of a discounted exercise price to public warrantholders, each as further described in the note, (b) any other equity or debt financing, or (c) the issuance or incurrence of any other indebtedness or the sale of any assets outside the ordinary course of business, in each case prior to the maturity date.  If we do not pay principal and interest under the note when due, the interest rate increases to 16% per annum.  We may prepay the note without penalty at any time. The note is secured by a first priority lien on all of our property, including our intellectual property.

As long as indebtedness remains outstanding under the note, we will be subject to certain covenants which, among other things, restrict our ability to merge with another company, sell a material amount of our assets, incur any additional indebtedness, repay any existing indebtedness, or declare or pay any dividends in cash, property or securities.

In connection with the note, we have agreed to pay Lambda Investors an 8%, or $104,000, sourcing/transaction fee.  In addition, we will pay Lambda Investors’ legal fees and other expenses incurred in connection with the note in the amount of $50,000 as well as Lambda Investors’ legal fees and other expenses incurred in connection with the rights offering in the amount of $50,000.  Those payments will be paid upon the completion of the rights offering or, if earlier, upon the maturity of the note.

In addition, we have undertaken to conduct a $3 million rights offering of common stock. We expect the offering price will be $0.60 per share. All of the company’s stockholders and warrantholders will be eligible to participate in the offering on a pro rata basis based upon their proportionate ownership of the company’s common stock on a fully-diluted basis. During the period when the rights offering is open, the Company expects to offer to public warrantholders of the Company holding the warrants issued at the close of the March 2011 rights offering a one-time right, at their option, to exercise such warrants for an exercise price of $0.30 per share discounted from $0.40 per share.

The company expects to commence the offering in March 2013 following the filing of its Annual Report on Form 10-K. In connection with the offering, Nephros will file a registration statement on Form S-1, as may be amended, with the Securities and Exchange Commission (the “SEC”). The securities offered in the offering described above may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state.

Lambda Investors is our largest stockholder and beneficially owns approximately 31.2% of our outstanding common stock and, on a fully-diluted basis, owns approximately 53% of our outstanding common stock. The warrants held by Lambda Investors have an exercise price of $0.40 per share and certain warrants have full ratchet anti-dilution protection.  In connection with the proposed rights offering, the Company agreed to amend the terms of the existing warrants held by Lambda Investors to March 10, 2017, and Lambda Investors agreed to waive its anti-dilution rights applicable to any of its existing warrants solely with respect to the one-time incentive discount offered to public warrantholders. The shares beneficially owned by Lambda Investors may be deemed beneficially owned by Wexford Capital LP, which is the managing member of Lambda Investors.   Arthur H. Amron, a director of Nephros, is a partner and general counsel of Wexford Capital.  Paul Mieyal, a director of Nephros, is a vice president of Wexford Capital.

A copy of the press release announcing the debt financing is attached hereto as Exhibit 99.1.

Forward-Looking Statements

The foregoing contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”). Such statements include statements regarding the efficacy and intended use of our technologies under development, the timelines for bringing such products to market and the availability of funding sources for the continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. For such statements, we claim the protection of the PSLRA. Forward-looking statements are not guarantees of future performance are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond our control. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks that:

•	we may not be able to continue as a going concern;
•	a default under the terms of the secured note would result in the lender foreclosing upon substantially all of our assets and could result in our inability to continue business operations;
•	we may not be able to complete the rights offering which could result in our inability to continue business operations;
•	even if we are able to complete the rights offering, we may not have sufficient capital to successfully implement our business plan;
•	restrictions in the secured note and related security agreement which require the prior consent of the lender may restrict our ability to operate our business, sell the company or sell our assets;
•	we may not be able to effectively market our products;
•	we may not be able to sell our water filtration products or chronic renal failure therapy products at competitive prices or profitably;
•	we may encounter problems with our suppliers and manufacturers;
•	we may encounter unanticipated internal control deficiencies or weaknesses or ineffective disclosure controls and procedures;
•	we may not obtain appropriate or necessary regulatory approvals to achieve our business plan;
•	products that appeared promising to us in research or clinical trials may not demonstrate anticipated efficacy, safety or cost savings in subsequent pre-clinical or clinical trials;
•	we may not be able to secure or enforce adequate legal protection, including patent protection, for our products; and
•	we may not be able to achieve sales growth in key geographic markets.

More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this Form 8-K, is set forth in our filings with the SEC. We urge investors and security holders to read those documents free of charge at the SEC’s web site at www.sec.gov. We do not undertake to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

	By:	/s/ Gerald J. Kochanski
Dated: February 5, 2013		Gerald J. Kochanski
Chief Financial Officer